                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-A


                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(B) OR (G) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                     ARIBA, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   Delaware                          77-0439730

                  (STATE OF                       (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)          IDENTIFICATION NUMBER)

          1314 Chesapeake Terrace
           Sunnyvale, California                        94089

  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/

SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
                                                                 333-76953
                                                                 ---------
                                                                 (IF APPLICABLE)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

        TITLE OF EACH CLASS                    NAME OF EACH EXCHANGE ON WHICH
        TO BE SO REGISTERED                    EACH CLASS IS TO BE REGISTERED

          Not Applicable                               Not Applicable

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                            COMMON STOCK, $0.002 PAR VALUE

                                   (TITLE OF CLASS)

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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

            Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-76953).

ITEM 2.     EXHIBITS.

            EXHIBIT
            NUMBER       DESCRIPTION
            ------       -----------
            1.1          Specimen Certificate of the Registrant's common stock -
                         incorporated herein by reference to Exhibit 4.2 to the
                         Company's Registration Statement (File No. 333-76953).

            2.1 Amended and Restated Certificate of Incorporation of the Registrant, filed with the Delaware Secretary of State on April 15, 1999 - incorporated herein by reference to Exhibit 3.1 to the Company's Registration
                         Statement (File No. 333-76953).

            2.2          Form of Amended and Restated Certificate of
                         Incorporation of the Registrant to be filed after the closing of the offering made pursuant to the Registration Statement - incorporated herein by reference to Exhibit 3.2 to the Company's Registration
                         Statement (File No. 333-76953).

            2.3 Bylaws of the Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's Registration
                         Statement (File No. 333-76953).

            2.4 Form of Amended and Restated Bylaws of the Registrant to be effective upon the closing of the offering made pursuant to the Registration Statement - incorporated herein by reference to Exhibit 3.4 to the Company's
                         Registration Statement (File No. 333-76953).

            2.5 Amended and Restated Certificate of the Registrant, filed with the Delaware Secretary of State on April 30, 1999 - incorporated herein by reference to Exhibit 3.5 to the Company's Registration Statement (File No.
                         333-76953).

            2.6 Amended and Restated Investors' Rights Agreement, dated April 17, 1998 - incorporated herein by reference to Exhibit 4.1 to the Company's
                         Registration Statement (File No. 333-76953).

            2.7 Amended and Restated Investors' Rights Agreement, dated June 7, 1999 - incorporated herein by reference to Exhibit 4.3 to the Company's
                         Registration Statement (File No. 333-76953)

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                                      SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   ARIBA, INC.

Date: June 8, 1999                 By:   /s/ Edward P. Kinsey
                                       -----------------------------------------
                                         Edward P. Kinsey
                                         Chief Financial Officer and Secretary

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                                       EXHIBITS

            EXHIBIT
            NUMBER       DESCRIPTION
            ------       -----------
            1.1          Specimen Certificate of the Registrant's common stock -
                         incorporated herein by reference to Exhibit 4.2 to the
                         Company's Registration Statement (File No. 333-76953).

            2.1 Amended and Restated Certificate of Incorporation of the Registrant, filed with the Delaware Secretary of State on April 15, 1999 - incorporated herein by reference to Exhibit 3.1 to the Company's Registration
                         Statement (File No. 333-76953).

            2.2          Form of Amended and Restated Certificate of
                         Incorporation of the Registrant to be filed after the closing of the offering made pursuant to the Registration Statement - incorporated herein by reference to Exhibit 3.2 to the Company's Registration
                         Statement (File No. 333-76953).

            2.3 Bylaws of the Registrant - incorporated herein by reference to Exhibit 3.3 to the Company's Registration
                         Statement (File No. 333-76953).

            2.4 Form of Amended and Restated Bylaws of the Registrant to be effective upon the closing of the offering made pursuant to the Registration Statement - incorporated herein by reference to Exhibit 3.4 to the Company's
                         Registration Statement (File No. 333-76953).

            2.5 Amended and Restated Certificate of the Registrant, filed with the Delaware Secretary of State on April 30, 1999 - incorporated herein by reference to Exhibit 3.5 to the Company's Registration Statement (File No.
                         333-76953).

            2.6 Amended and Restated Investors' Rights Agreement, dated April 17, 1998 - incorporated herein by reference to Exhibit 4.1 to the Company's
                         Registration Statement (File No. 333-76953).

            2.7 Amended and Restated Investors' Rights Agreement, dated June 7, 1999 - incorporated herein by reference to Exhibit 4.3 to the Company's
                         Registration Statement (File No. 333-76953)